Exhibit 99.1
                                                                    ------------


            DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF
                                 MARCH 19, 2001

                                  WATER
                                  DEPTH
RIG NAME                          RATED             DESIGN                                   LOCATION            STATUS
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
Ocean Crusader                    200'              Mat Cantilever                           GOM                 Contracted

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Ocean Drake                       200'              Mat Cantilever                           GOM                 Contracted
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Ocean Champion                    250'              Mat Slot                                 GOM                 Contracted
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Ocean Columbia                    250'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Spartan                     250'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Spur                        250'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Sovereign                   250'              Independent Leg Cantilever               Indonesia           Contracted
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Ocean Heritage                    250'              Independent Leg Cantilever               Indonesia           Contracted
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Ocean King                        300'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Nugget                      300'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Summit                      300'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Warwick                     300'              Independent Leg Cantilever               GOM                 Contracted
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Ocean Titan                       350'              Independent Leg Slot                     GOM                 Contracted
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Ocean Tower                       350'              Independent Leg Slot                     GOM                 Contracted
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Ocean Liberator                   600'              Aker H-3                                 Abidjan             Shipyard
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Ocean Century                     800'              Korkut                                   GOM                 Cold Stacked
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Ocean Ambassador                  1,100'            Bethlehem SS-2000                        GOM                 Contracted
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Ocean Nomad                       1,200'            Aker H-3                                 North Sea           Contracted
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Ocean New Era                     1,500'            Korkut                                   GOM                 Committed
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Ocean Bounty                      1,500'            Victory Class                            Australia           Contracted
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Ocean Guardian                    1,500'            Earl & Wright Sedco 711 Series           North Sea           Contracted
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Ocean Princess                    1,500'            Aker H-3                                 North Sea           Contracted
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Ocean Whittington                 1,500'            Aker H-3                                 Brazil              Contracted
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Ocean Epoch                       1,640'            Korkut                                   China               Contracted
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Ocean General                     1,640'            Korkut                                   Australia           Contracted
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Ocean Prospector                  1,700'            Victory Class                            GOM                 Cold Stacked
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Ocean Endeavor                    2,000'            Victory Class                            GOM                 Contracted
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Ocean Rover                       2,000'            Victory Class                            GOM                 Cold Stacked
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Ocean Concord                     2,200'            F&G SS-2000                              GOM                 Contracted
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Ocean Lexington                   2,200'            F&G SS-2000                              GOM                 Contracted
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Ocean Saratoga                    2,200'            F&G SS-2000                              GOM                 Contracted
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Ocean Yorktown                    2,850'            F&G SS-2000                              Brazil              Contracted
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Ocean Voyager                     3,200'            Victory Class                            GOM                 Contracted
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Ocean Yatzy                       3,300'            DP DYVI Super Yatzy                      Brazil              Contracted
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Ocean Worker                      3,500'            F&G 9500 Enhanced Pacesetter             GOM                 Contracted
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Ocean Quest                       3,500'            Victory Class                            GOM                 Contracted
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Ocean Winner                      3,500'            Aker H-3                                 Brazil              Contracted
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Ocean Star                        5,500'            Victory Class                            GOM                 Contracted
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Ocean Victory                     5,500'            Victory Class                            GOM                 Contracted
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Ocean America                     5,500'            Ocean Odyssey                            GOM                 Contracted
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Ocean Valiant                     5,500'            Ocean Odyssey                            GOM                 Contracted
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Ocean Alliance                    5,000'            DP Ocean Ranger II Modified              Brazil              Contracted
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Ocean Baroness                    6,500'            Victory Class                            Singapore           Shipyard Upgrade
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Ocean Confidence                  7,500'            DP Aker H-3.2 Modified                   GOM                 Contracted
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Ocean Clipper                     7,500'            DP Fluor/Mitsubishi                      Brazil              Contracted
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Table continued...

RIG NAME                           OPERATOR                  CURRENT TERM                               START DATE
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Ocean Crusader                     Walter                    one well                                   mid February 2001

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Ocean Drake                        Chevron                   two month extension plus option            mid February 2001
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Ocean Champion                     Dominion                  one well plus option                       late January 2001
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Ocean Columbia                     BP                        six month extension plus option            mid January 2000
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Ocean Spartan                      BP                        six month term plus option                 late November 2000
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Ocean Spur                         BP                        six month term plus option                 early October 2000
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Ocean Sovereign                    Maxus                     two-year term                              mid September 2000
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Ocean Heritage                     Maxus                     one-year term                              lateJanuary 2001
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Ocean King                         BP                        90 day term plus option                    late February 2001
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Ocean Nugget                       Newfield                  one well/one workover plus option          mid March 2001
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Ocean Summit                       Seneca                    one well                                   mid February 2001
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Ocean Warwick                      BP                        six month term plus option                 early October 2000
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Ocean Titan                        Dominion                  one-well                                   mid February 2001
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Ocean Tower                        Spinnaker                 one well                                   mid February 2001
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Ocean Liberator                       -                             -                                         -
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Ocean Century                         -                             -                                         -
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Ocean Ambassador                   Unocal                    two wells plus option                      mid February 2001
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Ocean Nomad                           -                             -                                         -
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Ocean New Era                         -                             -                                         -
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Ocean Bounty                       Woodside                  180-day contract                           early March 2001
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Ocean Guardian                     Venture                   one well                                   mid August 2000
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Ocean Princess                     Talisman                  two wells                                  early November 2000
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Ocean Whittington                  Petrobras                 three-year term                            mid March 1998
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Ocean Epoch                        CACT                      one well                                   early March 2001
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Ocean General                      Woodside                  200-day term contract plus option          mid February 2001
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Ocean Prospector                      -                             -                                         -
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Ocean Endeavor                     ExxonMobil                two workovers                              mid March 2001
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Ocean Rover                           -                             -                                         -
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Ocean Concord                      Walter                    first of two wells                         mid February 2001
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Ocean Lexington                    Kerr McGee                first of three wells                       late January 2001
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Ocean Saratoga                     Walter                    one well                                   mid February 2001
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Ocean Yorktown                     Petrobras                 five-year term                             early June 1996
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Ocean Voyager                      Mariner                   one well                                   mid February 2001
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Ocean Yatzy                        Petrobras                 five-year term                             early November 1998
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Ocean Worker                       Shell                     four-year term plus option                 mid January 1998
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Ocean Quest                        Kerr McGee                three wells                                mid December 2000
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Ocean Winner                       Petrobras                 two-year term                              early May 1999
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Ocean Star                         Kerr McGee                two wells                                  mid March 2001
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Ocean Victory                      BP                        three-year term                            mid November 1997
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Ocean America                      BP                        one well                                   late August 2000
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Ocean Valiant                      Amerada Hess              810 day term                               late September 1999
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Ocean Alliance                     Petrobras                 three-year term                            early September 2000
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Ocean Baroness                        -                             -                                         -
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Ocean Confidence                   BP                        five-year term                             early January 2001
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Ocean Clipper                      Petrobras                 three-year term                            mid January 2000
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Table continued...

RIG NAME                 ESTIMATED END DATE           DAYRATE (IN THOUSANDS)   FUTURE CONTRACT AND OTHER INFORMATION
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Ocean Crusader           late March 2001              mid 30's                 one well with Walter in lower 40's ending mid
                                                                               April 2001; followed by one well with Walter in
                                                                               lower 40's ending mid May 2001; followed by 2
                                                                               weeks downtime for ABS leg inspection/repairs
                                                                               ending late May 2001; followed by one well with
                                                                               Walter in upper 30's ending mid June 2001;
                                                                               followed by one well plus option with Walter in
                                                                               lower 40's ending early July 2001
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Ocean Drake              early April 2001             lower 40's               six-month extension plus option with Chevron in
                                                                               lower 40's ending late September 2001
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Ocean Champion           late March 2001              upper 30's               two wells with Walter in upper 30's ending early
                                                                               May 2001; followed by two wells plus option with
                                                                               Westport in lower 40's ending early July 2001.
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Ocean Columbia           late July 2001               lower 40's               available
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Ocean Spartan            late May 2001                lower 40's               available
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Ocean Spur               early April 2001             upper 30's               six-month extension plus option with BP in upper
                                                                               40's ending early October 2001
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Ocean Sovereign          mid July 2002                lower 30's               shipyard repairs beginning mid December 2000 and
                                                                               ending mid May 2001
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Ocean Heritage           late January 2002            mid 30's                 available
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Ocean King               late May 2001                lower 50's               available
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Ocean Nugget             early May 2001               lower 50's               available
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Ocean Summit             early May 2001               lower 40's               spud can inspection ending late May 2001
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Ocean Warwick            early April 2001             lower 50's               three-month extension plus option with BP in
                                                                               lower 50's ending early July 2001
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Ocean Titan              late March 2001              mid 30's                 one well extension plus option with Dominion in
                                                                               mid 40's ending late May 2001
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Ocean Tower              early April 2001             lower 40's               available
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Ocean Liberator                -                         -                     available
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Ocean Century                  -                         -                                                       -
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Ocean Ambassador         early May 2001               lower 40's               available
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Ocean Nomad                    -                         -                     shipyard repairs beginning mid January 2001 and
                                                                               ending mid April 2001; followed by one well plus
                                                                               two options with Veba in mid 60's ending late
                                                                               August 2001
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Ocean New Era                  -                         -                     available
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Ocean Bounty             late August 2001             lower 80's               available
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Ocean Guardian           early April 2001             lower 40's               shipyard ending mid April 2001; followed by nine
                                                                               months plus option with Shell in lower 70's
                                                                               ending early January 2002
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Ocean Princess           late March 2001              upper 30's               one well with Talisman in upper 30's ending late
                                                                               April 2001; followed by mid period survey ending
                                                                               mid May 2001; followed by one well with Talisman
                                                                               in lower 40's ending early July 2001; followed
                                                                               by three month term plus options with Talisman
                                                                               in high 60's ending early October 2001.
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Ocean Whittington        mid May 2001                 100's                    available
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Ocean Epoch              mid April 2001               upper 40's               one well plus six options with CACT in mid 50's
                                                                               ending late May 2001
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Ocean General            early September 2001         lower 80's               available
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Ocean Prospector               -                         -                                                       -
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Ocean Endeavor           early May 2001               lower 40's               available
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Ocean Rover                    -                         -                                                       -
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Ocean Concord            mid April 2001               upper 30's               one well plus option with Walter in lower 40's
                                                                               ending late April 2001; followed by four wells
                                                                               with Murphy in upper 40's ending mid January 2002
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Ocean Lexington          late June 2001               lower 40's               available
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Ocean Saratoga           late March 2001              lower 40's               one well with Walter in mid 40's ending late
                                                                               April 2001; followed by one well plus option
                                                                               with Walter in upper 40's ending early June 2001
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Ocean Yorktown           early June 2001              lower 60's               available
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Ocean Voyager            early April 2001             lower 40's               available
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Ocean Yatzy              early November 2003          120's                    available
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Ocean Worker             mid January 2002             120's                    available
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Ocean Quest              late March 2001              lower 70's               contracted for one well plus option with Kerr
                                                                               McGee in lower 80's ending mid May 2001
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Ocean Winner             early May 2001               lower 80's               contracted for 18 month extension with Petrobras
                                                                               in lower 80's ending late October 2002
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Ocean Star               late May 2001                mid 90's                 six month extension plus option with Kerr McGee
                                                                               in 100's mid November 2001
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Ocean Victory            late March 2001              120's                    contracted for 180 day extension plus option with
                                                                               BP in 110's ending late September 2001
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Ocean America            late March 2001              lower 80's               one well extension plus option with BP in 110's
                                                                               ending mid June 2001
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Ocean Valiant            early April 2001             110's                    contracted for Conger Prospect in 110's ending
                                                                               early April 2001; followed by 120's ending late
                                                                               December 2001
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Ocean Alliance           early September 2003         110's                    available
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Ocean Baroness           February 2002                   -                     available
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Ocean Confidence         early January 2006           170's                    available
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Ocean Clipper            mid January 2003             lower 90's               available
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

NOTES:
DOTS = Diamond Offshore Team Solutions, Inc.
GOM = Gulf of Mexico